Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

In connection with the Quarterly Report of China Xuefeng Environmental Engineering Inc. (the "Company") on Form 10-Q for the period ended November 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), Li Yuan, Chief Executive Officer and Chief Financial Officer Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

China Xuefeng Environmental Engineering Inc.

Dated: January 17, 2019	By:	/s/ Li Yuan
Li Yuan
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Accounting Officer)